UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
August 22, 2022

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 420-3002
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	POLY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Plantronics, Inc. ( the "Company") held its 2022 Annual Meeting of Stockholders ("Annual Meeting") on August 22, 2022. At the Annual Meeting, 37,026,892 shares of common stock of the Company were present in person or by proxy. At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect eleven directors; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023; and (3) approve, on an advisory basis, the compensation of the Company's named executive officers.

The results of the voting were as follows:

Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert Hagerty	33,373,478	578,612	61,975	3,012,826
Marvin Tseu	33,818,825	126,220	69,021	3,012,826
David M. Shull	33,812,811	132,358	68,896	3,012,826
Kathy Crusco	33,719,352	225,199	69,515	3,012,826
Brian Dexheimer	31,242,841	1,538,165	1,233,060	3,012,826
Gregg Hammann	33,277,231	665,285	71,549	3,012,826
Guido Jouret	33,461,985	481,098	70,983	3,012,826
Talvis Love	33,787,097	152,110	74,859	3,012,826
Marshall Mohr	32,494,479	1,443,798	75,789	3,012,826
Daniel Moloney	33,774,536	163,670	75,860	3,012,826
Yael Zheng	33,460,162	479,096	74,808	3,012,826

Proposal No. 2: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023 were:

For	Against	Abstain
35,064,808	1,930,583	31,501

Proposal No. 3: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
32,899,269	1,027,581	87,216	3,012,826

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 22, 2022	PLANTRONICS, INC.

		By:	/s/ Lisa Bodensteiner
		Name:	Lisa Bodensteiner
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary